                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                            _______________________

                      DATE OF REPORT:  SEPTEMBER 26, 2001

                            _______________________

                          PARKER-HANNIFIN CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            _______________________


       Ohio                          1-4982                       34-0451060
-------------------         ------------------------       ---------------------
  (STATE OF OTHER             (COMMISSION FILE NO.)            (IRS EMPLOYER
  JURISDICTION OF                                          IDENTIFICATION NUMBER
   INCORPORATION
  OR ORGANIZATION

                            _______________________

                            6035 PARKLAND BOULEVARD
                          CLEVELAND, OHIO  44124-4141
                                (216) 896-3000

              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)

                            _______________________

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                            _______________________
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ITEM 5. OTHER EVENTS

     The Company is filing herewith the following exhibit, which is incorporated herein by reference to its Registration Statements on Form S-3 (File Nos. 333-47955 and 333-02761), which were declared effective on March 23, 1998 and May 2, 1996, respectively.

99.1 Text of Press Release, dated July, 2001, issued by the Company

                                       2
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ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C)  EXHIBITS

99.1  Press Release, dated July 30, 2001, issued by Parker-Hannifin Corporation.

                                       3
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PARKER-HANNIFIN CORPORATION



Date:  September 26, 2001        By: /s/ Thomas A. Piraino
                                     -------------------------------------------
                                     Thomas A. Piraino, Vice President, General
                                     Counsel and Secretary

                                       4
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                                 EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------

   99.1        Press Release, dated July 30, 2001, issued by Parker-Hannifin
               Corporation.